MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                                             Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 1998          New York, New York 10048
Dear Shareholder:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter California Insured Municipal Income Trust (IIC) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital California Insured Municipal Income Trust to Morgan Stanley Dean Witter California Insured Municipal Income Trust. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from
5.50 percent to 4.75 percent in three separate moves.

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

Date                 AAA Ins            Tsy            % Relationship
----                 -------            ---            --------------
12/31/93              5.40%            6.34%               85.17%
01/31/94              5.40             6.24                86.54%
02/28/94              5.80             6.66                87.09%
03/31/94              6.40             7.09                90.27%
04/29/94              6.35             7.32                86.75%
05/31/94              6.25             7.43                84.12%
06/30/94              6.50             7.61                85.41%
07/29/94              6.25             7.39                84.57%
08/31/94              6.30             7.45                84.56%
09/30/94              6.55             7.81                83.87%
10/31/94              6.75             7.96                84.80%
11/30/94              7.00             8.00                87.50%
12/30/94              6.75             7.88                85.66%
01/31/95              6.40             7.70                83.12%
02/28/95              6.15             7.44                82.66%
03/31/95              6.15             7.43                82.77%
04/28/95              6.20             7.34                84.47%
05/31/95              5.80             6.66                87.09%
06/30/95              6.10             6.62                92.15%
07/31/95              6.10             6.86                88.92%
08/31/95              6.00             6.66                90.09%
09/29/95              5.95             6.48                91.82%
10/31/95              5.75             6.33                90.84%
11/30/95              5.50             6.14                89.58%
12/29/95              5.35             5.94                90.07%
01/31/96              5.40             6.03                89.55%
02/29/96              5.60             6.46                86.69%
03/29/96              5.85             6.66                87.84%
04/30/96              5.95             6.89                86.36%
05/31/96              6.05             6.99                86.55%
06/28/96              5.90             6.89                85.63%
07/31/96              5.85             6.97                83.93%
08/30/96              5.90             7.11                82.98%
09/30/96              5.70             6.93                82.25%
10/31/96              5.65             6.64                85.09%
11/29/96              5.50             6.35                86.61%
12/31/96              5.60             6.63                84.46%
01/31/97              5.70             6.79                83.95%
02/28/97              5.65             6.80                83.09%
03/31/97              5.90             7.10                83.10%
04/30/97              5.75             6.94                82.85%
05/30/97              5.65             6.91                81.77%
06/30/97              5.60             6.78                82.60%
07/30/97              5.30             6.30                84.13%
08/31/97              5.50             6.61                83.21%
09/30/97              5.40             6.40                84.38%
10/31/97              5.35             6.15                86.99%
11/30/97              5.30             6.05                87.60%
12/31/97              5.15             5.92                86.99%
01/31/98              5.15             5.80                88.79%
02/28/98              5.20             5.92                87.84%
03/31/98              5.25             5.93                88.53%
04/30/98              5.35             5.95                89.92%
05/29/98              5.20             5.80                89.66%
06/30/98              5.20             5.65                92.04%
07/31/98              5.18             5.71                90.72%
08/31/98              5.03             5.27                95.45%
09/30/98              4.95             5.00                99.00%
10/31/98              5.05             5.16                97.87%

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1998, continued


MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new-issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of new issuance. California new issue underwriting accounted for 12 percent of national volume.

PERFORMANCE

The Trust's net asset value (NAV) increased from $14.27 to $15.00 per share during the fiscal year ended October 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.75 per share, the Trust's total NAV return was 10.90 percent. IIC's price on the New York Stock Exchange moved from $13.375 to $14.4375 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 13.88 percent. On October 31, 1998, the Trust traded at a 3.75 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. The October 1998 monthly dividend was $0.0625. The level of undistributed net investment income increased from $0.101 to $0.105 per share.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 10 long-term sectors and 40 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 6 years of weighted average call protection.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1998, continued

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

CATEGORY
--------

TRANSPORTATION          -
GENERAL OBLIGATION      9%
ELECTRIC               14%
REFUNDED                -
WATER & SEWER          20%
MORTGAGE                -
HOSPITAL                -
PUBLIC FAC.            17%
TAX ALLOCATION         14%
IDR/PCR                 -
EDUCATION               -
ALL OTHER              26%




[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

CREDIT ENHANCEMENTS
-------------------

AMBAC             23%
CONNIE LEE         -
FGIC              19%
FSA                4%
GNMA               -
MBIA              54%
UNINSURED          -
                 100%





[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

CALL DATES
----------

1998                     0%
1999                     0%
2000                     2%
2001                     0%
2002                    17%
2003                    65%
2004                     1%
2005                     1%
2006                     1%
2007                     2%
2008                     4%
2009+                    7%
                       100%
Wghtd Avg Call Protec:   6

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1998, continued

The Trust's weighted average maturity was 21 years. Average duration (a measure of price volatility to interest rate changes) was 6 years. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. Weekly ARPS yields ranged between 2.55 and
5.00 percent. Four ARPS series totaling $65 million represented 25 percent of net assets.

LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year, the Trust purchased and retired 90,700 shares of common stock at a weighted average market discount of 6.02 percent.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1998, continued

We appreciate your ongoing support of Morgan Stanley Dean Witter California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *
On October 20, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

Michael Bozic

  For ........ 8,316,834
  Withheld ...   217,704

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo

  For ........    891
  Withheld ...     0

The following Trustees were not standing for reelection at this meeting:
Edwin J. Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael
E. Nugent, Philip J. Purcell and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

  For ........ 8,171,899
  Against ....    35,420
  Abstain ....   327,219

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS October 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.9%)
            General Obligation (9.2%)
            California,
   $2,000    Refg Dtd 10/01/98 (MBIA) .......................................  4.50 %  10/01/28    $1,857,260
    9,000    Various Purpose Dtd 04/01/93 (FSA) .............................  5.50    04/01/19     9,404,820
    4,000    Veterans Ser BD, BE & BF (AMT)(AMBAC)  .........................  6.375   02/01/27     4,088,560
            Industry,
    3,000    Refg Issue of 1993 (MBIA) ......................................  5.50    07/01/13     3,156,630
    4,900    Refg Issue of 1993 (MBIA) ......................................  5.50    07/01/16     5,128,487
-----------                                                                                      --------------
   22,900                                                                                          23,635,757
-----------                                                                                      --------------
            Electric Revenue (13.8%)
    5,000   Los Angeles Department of Water & Power, Refg Issue of 1993
             (Secondary MBIA) ...............................................  5.875   09/01/30     5,412,950
    8,000   M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC)  .........  6.00    07/01/20     8,786,240
    2,500   Northern California Power Agency, Hydro #1 Refg 1998 Ser A
             (MBIA) .........................................................  5.00    07/01/28     2,499,825
    7,000   Northern California Transmission Agency, California -Oregon
             Transmission Refg Ser 1993 A (MBIA) ............................  5.25    05/01/20     7,127,190
    1,080   Puerto Rico Electric Power Authority, Power Ser GG (FSA)  .......  4.750   07/01/21     1,056,456
            Sacramento Municipal Utility District,
    3,000    Refg 1993 Ser D (FGIC)  ........................................  5.25    11/15/12     3,167,790
    7,000    Refg 1993 Ser D (MBIA)  ........................................  5.625   11/15/15     7,366,590
-----------                                                                                      --------------
   33,580                                                                                          35,417,041
-----------                                                                                      --------------
            Hospital Revenue (7.0%)
    4,150   Bakersfield, Adventist Health West Ser 1993 (MBIA) ..............  5.50    03/01/19     4,306,787
            California Health Facilities Financing Authority,
    3,000    Cedars -Sinai Medical Center Ser 1997 A (MBIA)  ................  5.25    08/01/27     3,071,580
    3,000    Children's Hospital -San Diego Ser 1993 (MBIA) .................  5.75    07/01/23     3,174,810
    5,000   California Statewide Communities Development Authority,
             UniHealth America 1993 Ser A COPs (AMBAC) ......................  5.50    10/01/14     5,376,800
    2,000   Marysville, Fremont -Rideout Group Health Refg Ser 1993-A
             (AMBAC)  .......................................................  5.55    01/01/13     2,154,300
-----------                                                                                      --------------
   17,150                                                                                          18,084,277
-----------                                                                                      --------------
            Mortgage Revenue -Single Family (1.3%)
    3,000   California Housing Financing Agency, Home 1996 Ser E (AMT)(MBIA)   6.05    08/01/15     3,205,590
-----------                                                                                      --------------
            Public Facilities Revenue (16.9%)
   10,000   Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) ...........  5.70    12/01/14    10,914,300
   14,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A
             (MBIA) .........................................................  5.65    06/01/15    14,695,800
    9,000   California Public Works Board, Corrections Refg 1993 Ser B
             (MBIA) .........................................................  5.50    12/01/12     9,792,990
    3,000   Irvine Unified School District -Community Facilities District
             #86-1,
             Special Tax Ser 1998 (AMBAC) ...................................  5.00    11/01/19     3,013,440
    5,000   Modesto, Community Center Refg 1993 Ser A COPs (AMBAC) ..........  5.00    11/01/23     5,086,100
-----------                                                                                      --------------
   41,000                                                                                          43,502,630
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS




                                     7

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (14.3%)
    $7,000  Long Beach Financing Authority, Ser 1992 (AMBAC) ................  5.50 %  11/01/22     $7,279,790
     5,000  Orange Redevelopment Agency, Southwest Refg Issue of 1993 A
             (AMBAC)  .......................................................  5.70    10/01/23      5,301,250
     6,000  Port Hueneme Redevelopment Agency, Central Community 1993 Refg
             (AMBAC) ........................................................  5.50    05/01/23      6,293,640
     5,000  Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) .....  5.50    12/15/23      5,239,550
     3,000  Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA)  ..  5.625   08/01/23      3,163,740
     5,000  Santa Clara Redevelopment Agency, Bayshore North 1992 Refg
             (AMBAC) ........................................................  5.75    07/01/14      5,399,900
     4,000  Simi Valley Public Financing Authority, 1993 Refg (MBIA) ........  5.50    09/01/15      4,173,840
-----------                                                                                      --------------
    35,000                                                                                          36,851,710
-----------                                                                                      --------------
            Transportation Facilities Revenue (6.3%)
     6,000  Los Angeles County Metropolitan Transportation Authority, Sales
             Tax
             Refg Ser 1993-A (MBIA)  ........................................  5.625   07/01/18      6,307,140
     5,000  San Francisco Airports Commission, San Francisco Int'l Airport
             Second Ser Refg Issue 2 (MBIA) .................................  6.75    05/01/20      5,631,850
            San Francisco Bay Area Rapid Transit District,
     1,255   Sales Tax Ser 1995 (FGIC) ......................................  5.50    07/01/20      1,316,470
     1,000   Sales Tax Ser 1998 (AMBAC) .....................................  4.75    07/01/23        966,100
     2,000  San Joaquin Hills Transportation Corridor Agency, Toll Road
             Refg Ser 1997 A (MBIA) .........................................  5.25    01/15/30      2,047,480
-----------                                                                                      --------------
    15,255                                                                                          16,269,040
-----------                                                                                      --------------
            Water & Sewer Revenue (20.3%)
    10,000  California Department of Water Resources, Central Valley Ser L
             (Secondary MBIA) ...............................................  5.75    12/01/19     10,682,700
     2,000  East Bay Municipal Utility District, Water Ser 1998 (MBIA) ......  4.75    06/01/34      1,910,780
     7,000  Eastern Municipal Water District, Ser 1993-A COPs (FGIC) ........  5.25    07/01/23      7,125,510
    10,000  Los Angeles, Wastewater Refg Ser 1993-A (MBIA) ..................  5.80    06/01/21     10,761,600
     3,000  Oceanside, Water 1993 Refg COPs (AMBAC) .........................  5.70    08/01/14      3,261,450
     3,500  Redding Joint Powers Financing Authority, Wastewater Refg 1992
             Ser A (FGIC) ...................................................  6.00    12/01/11      3,827,810
     5,000  Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) ............  5.50    08/01/21      5,229,950
     9,000  South County Regional Wastewater Authority, Morgan Hill Ser 1992
             B (FGIC) .......................................................  5.50    08/01/22      9,423,180
-----------                                                                                      --------------
    49,500                                                                                          52,222,980
-----------                                                                                      --------------
            Other Revenue (4.0%)
    10,000  Puerto Rico Telephone Authority, Refg Ser M (MBIA) ..............  5.45    01/16/15     10,401,200
-----------                                                                                      --------------
            Refunded (4.8%)
    12,000  Southern California Public Power Authority, Power 1993 Sub Refg
             Ser A (FGIC)(ETM) ..............................................  5.45    07/01/17     12,425,400
-----------                                                                                      --------------
   239,385  TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $235,773,260)  .........  252,015,625
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


                                  8


MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (0.4%)
   $ 300    California Pollution Control Financing Authority, Pacific Gas &
             Electric Co Ser 1996 A (Demand 11/02/98)  ......................  3.60*%  12/01/18 $    300,000
     700    Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
-----------
             (Demand 11/02/98)  .............................................  3.60*   10/01/22      700,000
                                                                                                ------------
   1,000    TOTAL CALIFORNIA SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
-----------
            (Identified Cost $1,000,000)  ......................................................   1,000,000
                                                                                                ------------
$240,385    TOTAL INVESTMENTS (Identified Cost $236,773,260) (a) .....................  98.3%    253,015,625
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................   1.7       4,273,142
                                                                                        ------  ------------
            NET ASSETS  ..............................................................  100.0%  $257,288,767
                                                                                        ======  ============

------------
AMT        Alternative Minimum Tax.
COPs       Certificates of Participation.
ETM        Escrowed to maturity.
*          Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purpose approximates identified cost. The aggregate gross unrealized appreciation is $16,316,399 and the aggregate gross unrealized depreciation is $74,034, resulting in net unrealized appreciation of $16,242,365.

Bond Insurance:
AMBAC      AMBAC Indemnity Corporation.
FGIC       Financial Guaranty Insurance Company.
FSA        Financial Security Assurance Inc.
MBIA       Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $236,773,260) .......................................    $253,015,625
Cash...................................................................          10,718
Interest receivable ...................................................       4,437,590
Prepaid expenses ......................................................         163,645
                                                                        ---------------
  TOTAL ASSETS ........................................................     257,627,578
                                                                        ---------------
LIABILITIES:
Payable for:
  Dividends to preferred shareholders .................................         152,684
  Investment management fee ...........................................          89,161
Accrued expenses ......................................................          96,966
                                                                        ---------------
  TOTAL LIABILITIES ...................................................         338,811
                                                                        ---------------
  NET ASSETS ..........................................................    $257,288,767
                                                                        ===============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,300 shares outstanding)  ......    $ 65,000,000
                                                                        ---------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 12,815,713 shares outstanding) .......................     180,606,455
Net unrealized appreciation ...........................................      16,242,365
Accumulated undistributed net investment income........................       1,339,672
Accumulated net realized loss .........................................      (5,899,725)
                                                                        ---------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................     192,288,767
                                                                        ---------------
  TOTAL NET ASSETS ....................................................    $257,288,767
                                                                        ===============
NET ASSET VALUE PER COMMON SHARE
 ($192,288,767 divided by 12,815,713 common shares outstanding)  ......    $      15.00
                                                                        ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME .......................    $13,439,962
                                           -----------
EXPENSES
Investment management fee..............        888,181
Auction commission fees ...............        218,791
Professional fees .....................         95,488
Transfer agent fees and expenses  .....         53,270
Auction agent fees ....................         32,958
Registration fees .....................         24,527
Trustees' fees and expenses ...........         18,769
Shareholder reports and notices  ......         15,272
Custodian fees ........................         11,593
Organizational expenses ...............          2,324
Other .................................         34,848
                                           -----------
  TOTAL EXPENSES ......................      1,396,021
Less: expense offset ..................        (11,478)
                                           -----------
  NET EXPENSES ........................      1,384,543
                                           -----------
  NET INVESTMENT INCOME ...............     12,055,419
                                           -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................        841,577
Net change in unrealized appreciation        8,536,604
                                           -----------
  NET GAIN ............................      9,378,181
                                           -----------
NET INCREASE ..........................    $21,433,600
                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR      FOR THE YEAR
                                                           ENDED            ENDED
                                                     OCTOBER 31, 1998  OCTOBER 31, 1997
---------------------------------------------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ..............................   $ 12,055,419      $ 12,275,923
Net realized gain ..................................        841,577           270,892
Net change in unrealized appreciation/depreciation        8,536,604         8,532,314
                                                     ---------------- ----------------
  NET INCREASE .....................................     21,433,600        21,079,129
                                                     ---------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ..........................................     (2,380,800)       (2,315,881)
Common .............................................     (9,642,125)       (9,783,367)
                                                     ---------------- ----------------
  TOTAL ............................................    (12,022,925)      (12,099,248)
                                                     ---------------- ----------------
Decrease from transactions in common shares of
 beneficial interest ...............................     (1,247,652)       (4,063,806)
                                                     ---------------- ----------------
  NET INCREASE .....................................      8,163,023         4,916,075

NET ASSETS:
Beginning of period ................................    249,125,744       244,209,669
                                                     ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $1,339,672 and $1,307,178, respectively)  ........   $257,288,767      $249,125,744
                                                     ================ ================

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust"), formerly InterCapital California Insured Municipal Income Trust (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS-- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS-- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS-- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued

 D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

 E. ORGANIZATIONAL EXPENSES-- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of February 26, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $11,159,548 and $11,224,406, respectively.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $2,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,521. At October 31, 1998, the Trust had an accrued pension liability of $34,165 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                      AMOUNT IN               RESET        RANGE OF
 SERIES    SHARES*    THOUSANDS*    RATE*      DATE    DIVIDEND RATES**
--------  --------- ------------  -------- ----------  ----------------
    1        200       $10,000       3.00%   11/02/98     2.70%-5.00%
    2        400        20,000       3.489   09/07/99     3.489-3.80
    3        500        25,000       3.65    07/12/99     3.65 -3.85
    4        200        10,000       3.00    11/02/98     2.55 -4.299

------------

* As of October 31, 1998.

** For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998 the Trust paid dividends to Series 1 through 4 at rates ranging from 2.38% to 3.65%, in the aggregate amount of $365,214.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued

purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                          CAPITAL
                                                                                                          PAID IN
                                                                                                         EXCESS OF
                                                                              SHARES       PAR VALUE     PAR VALUE
                                                                          -------------- -----------  ---------------
Balance, October 31, 1996 ...............................................   13,229,713     $132,297     $185,785,616
Treasury shares purchased and retired (weighted average discount 7.81%)*      (323,300)      (3,233)      (4,060,573)
                                                                          -------------- -----------  ---------------
Balance, October 31, 1997 ...............................................   12,906,413      129,064      181,725,043
Treasury shares purchased and retired (weighted average discount
 6.02%)*.................................................................      (90,700)        (907)      (1,246,745)
                                                                          -------------- -----------  ---------------
Balance, October 31, 1998 ...............................................   12,815,713     $128,157     $180,478,298
                                                                          ============== ===========  ===============

------------

* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Trust utilized approximately $841,000 of its capital loss carryover. At October 31, 1998, the Trust had a net capital loss carryover of approximately $5,900,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

    AMOUNT IN THOUSANDS
--------------------------
   2002     2003     2004
--------  -------- ------
$3,683     $1,938    $279
========  ======== ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

    AMOUNT            RECORD                PAYABLE
   PER SHARE           DATE                  DATE
-------------  -------------------- ---------------------
    $0.0625      November 6, 1998      November 20, 1998
    $0.0625      December 4, 1998      December 18, 1998

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                              FOR THE YEAR ENDED OCTOBER 31*
                                                        -------------------------------------------------------------------------
                                                             1998           1997           1996            1995           1994
------------------------------------------------------  ------------- --------------  -------------- --------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $14.27        $ 13.55         $13.40          $11.29        $ 14.87
                                                        ------------- --------------  -------------- --------------  ------------
Net investment income..................................       0.94           0.94           0.93            0.92           1.07
Net realized and unrealized gain (loss)................       0.72           0.68           0.05            2.12          (3.57)
                                                        ------------- --------------  -------------- --------------  ------------
Total from investment operations.......................       1.66           1.62           0.98            3.04          (2.50)
                                                        ------------- --------------  -------------- --------------  -------------
Less dividends and distributions from:
 Net investment income.................................      (0.75)         (0.75)         (0.72)          (0.77)         (0.87)
 Common share equivalent of dividends paid to
  preferred shareholders...............................      (0.19)         (0.18)         (0.17)          (0.18)         (0.20)
 Net realized gain.....................................       --             --             --              --            (0.01)
                                                        ------------- --------------  -------------- --------------  -------------
Total dividends and distributions......................      (0.94)         (0.93)         (0.89)          (0.95)         (1.08)
                                                        ------------- --------------  -------------- --------------  -------------
Anti-dilutive effect of acquiring treasury shares .....       0.01           0.03           0.06            0.02           --
                                                        ------------- --------------  -------------- --------------  -------------
Net asset value, end of period.........................     $15.00        $ 14.27         $13.55          $13.40        $ 11.29
                                                        ============= ==============  ============== ==============  =============
Market value, end of period ...........................    $14.438        $13.375         $12.00          $11.75        $11.125
                                                        ============= ==============  ============== ==============  =============
TOTAL INVESTMENT RETURN+...............................      13.88 %        18.22 %         8.54 %         12.93 %       (22.82)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses.........................................       0.74 % (1)     0.74 %         0.76 %          0.81 %(1)      0.89 %
Net investment income before preferred stock
 dividends.............................................       6.39 %         6.85 %         6.93 %          7.39 %         8.12 %
Preferred stock dividends..............................       1.26 %         1.29 %         1.24 %          1.44 %         1.54 %
Net investment income available to common
 shareholders..........................................       5.13 %         5.56 %         5.69 %          5.95 %         6.58 %

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................   $257,289       $249,126       $244,210        $249,232       $243,676
Asset coverage on preferred shares at end of period ...        395 %          382 %          375 %           383 %          287 %
Portfolio turnover rate................................          5 %            4 %            1 %             1 %           12 %


------------

* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust"), formerly InterCapital California Insured Municipal Income Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998

       -----------------------------------------------------------------------
                        1998 Federal Tax Notice (unaudited)

       For the year ended October 31, 1998, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.
       -----------------------------------------------------------------------

                (This page has been left blank intentionally.)

TRUSTEES
-------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
--------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
--------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
--------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048






MORGAN STANLEY
DEAN WITTER
CALIFORNIA
INSURED
MUNICIPAL
INCOME TRUST



ANNUAL REPORT
OCTOBER 31, 1998